                                                                   Exhibit 10.11

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this 20th day of December, 2001, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "CITBC"), in its individual capacity as a Lender and as Agent for the Lenders hereinafter named (hereinafter the "AGENT"), Foothill Capital Corporation, a California corporation ("FCC"), and any other party hereafter becoming a Lender pursuant to
Section 12.4(b) of the Loan Agreement (as hereinafter defined), each individually sometimes referred to as a "LENDER" and, collectively, the "LENDERS"), GREY WOLF DRILLING COMPANY L.P., a Texas limited partnership (the "BORROWER"), GREY WOLF, INC., a Texas corporation (the "PARENT"), GREY WOLF HOLDINGS COMPANY, a Nevada corporation ("HOLDINGS"), GREY WOLF LLC, a Louisiana limited liability company ("GWLLC"), DI ENERGY, INC., a Texas corporation ("ENERGY"), GREY WOLF INTERNATIONAL, INC., a Texas corporation ("INTERNATIONAL"), DI/PERFENSA, INC., a Texas corporation ("PERFENSA"), MURCO DRILLING CORP., a Delaware corporation ("MURCO") (Parent, Holdings, GWLLC, Energy, International, Perfensa and Murco are referred to collectively herein as the "GUARANTORS").

                                    RECITALS

         A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Loan Agreement dated as of January 14, 1999 between the parties hereto (such Loan Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Loan Agreement"), the Borrower was granted a $50,000,000 revolving line of credit which included a letter of credit facility;

         B. WHEREAS, the indebtedness of the Borrower to the Lenders is currently evidenced by that certain Revolving Note dated January 14, 1999 (the "Existing Revolving Note"), executed by the Borrower and payable to CITBC as Agent for the benefit of the Lenders;

         C. WHEREAS, payment of the Obligations of the Borrower are supported by the guarantees of the Guarantors contained in Section 13 of the Loan Agreement;

         D. WHEREAS, to secure, in part, the indebtedness under the Loan Agreement and the Existing Revolving Note (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the Borrower and the Guarantors to the Agent for the benefit of the Lenders, then existing or thereafter arising, (i) the Borrower and the Guarantors have heretofore executed in favor of the Agent certain Credit Documents (as defined in the Loan Agreement), including, without limitation, the Security Documents (as defined in the Loan Agreement), which Credit Documents shall continue as amended in connection herewith in full force and effect upon the execution of this Amendment, all of the Credit Documents to continue to secure the payment by the Borrower and the Guarantors of the Obligations (as defined in the Loan Agreement) all as more fully set forth therein and herein;

         E. WHEREAS, the Borrower has requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to increase the amount of the Total Revolving Loan Commitment (as defined in the Loan Agreement) to $75,000,000, and accept the Revolving Note (as herein defined) in replacement and substitution (but not extinguishment) of the Existing Revolving Note;

         F. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Loan Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Lenders, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                   ARTICLE I

                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II

                          AMENDMENTS TO LOAN AGREEMENT

         Effective as of the respective date herein indicated, the Loan Agreement is hereby amended as follows:

         2.01 AMENDMENT AND RESTATEMENT OF DEFINITION OF "AVAILABILITY RESERVES". Effective as of the date of execution of this Amendment, the definition of "Availability Reserves" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

         " `Availability Reserve' shall mean the sum of (a) three (3) months rental payments on all of the Borrower's leased premises for which the Borrower has not delivered to the Agent a landlord's waiver (in form and substance satisfactory to Agent in the exercise of its reasonable business judgment), provided that such amount shall be adjusted from time to time hereafter upon (i) delivery to the Agent of any such acceptable waiver, (ii) the opening or closing of a Collateral storage location and/or (iii) any change in rental payment and/or storage charge and (b) an amount equal to any and all past due storage charges with respect to all warehouse locations at which Collateral may be located, provided that the Borrower shall promptly advise the Agent of all such amounts and, upon request by the Agent, provide a report to the Agent with respect thereto, and (c) such other reserves as Agent deems necessary in its reasonable judgment as a result of (x) negative forecasts and/or trends in the business, industry, prospects, profits, operations or financial condition of the Parent and its Subsidiaries, taken as a whole, or (y) other issues, circumstances or facts that could otherwise negatively impact the business, prospects, profits, operations, industry, financial condition or assets of the Parent and its Subsidiaries, taken as a whole."

         2.02 AMENDMENT AND RESTATEMENT OF DEFINITION OF "CONSOLIDATED DEBT SERVICE". Effective as of the date of execution of this Amendment, the definition of "Consolidated Debt Service" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

         " `Consolidated Debt Service' means the sum of the interest expense (excluding amortization of deferred loan costs), dividends, income taxes paid in cash, principal payments on long-term debt (not including Revolving Loans or the Excluded Payments) and principal payments on Capitalized Lease Obligations of the Parent and its Subsidiaries on a consolidated basis."

         2.03 AMENDMENT AND RESTATEMENT OF DEFINITION OF "EARLY TERMINATION FEE". Effective as of the date of execution of this Amendment, the definition of "Early Termination Fee" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

         " `Early Termination Fee' shall (i) mean the fee the Agent is entitled to charge the Borrower in the event that the Borrower voluntarily terminates the Revolving Credit Commitment set forth in this Agreement on a date prior to the Final Maturity Date; and (ii) be equal to (w) to $350,000 if the Early Termination Date occurs prior to four (4) years after the Effective Date, (x) $250,000 if the Early Termination Date occurs on or after four (4) years after the Effective Date but prior to five (5) years after the Effective Date, (y) $150,000 if the Early Termination Date occurs on or after five (5) years after the Effective Date but prior to six (6) years after the Effective Date, and (z) $100,000 if the Early Termination Date occurs on and after six (6) years after the Effective Date but prior to the Final Maturity Date."

         2.04 AMENDMENT AND RESTATEMENT OF DEFINITION OF "FINAL MATURITY DATE". Effective as of the date of execution of this Amendment, the definition "Final Maturity Date" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

         " `Final Maturity Date' shall mean January 14, 2006, provided that, unless otherwise terminated in accordance with this Agreement, such date shall be automatically extended to (but excluding) the next following Anniversary Date in 2007 and thereafter from Anniversary Date to (but excluding) the next following Anniversary Date, until the Credit Documents are terminated on any Anniversary Date upon sixty (60) days prior written notice from the Agent to the Borrower."

         2.05 AMENDMENT AND RESTATEMENT OF DEFINITION OF "TOTAL REVOLVING LOAN COMMITMENT". Effective as of the date of execution of this Amendment, the definition of "Total Revolving Loan Commitment" set forth in Section 10 of the Loan Agreement is amended and restated to read in its entirety as follows:

         " `Total Revolving Loan Commitment' shall mean the sum of the Revolving Loan Commitments of each of the Lenders it being understood that the Total Revolving Loan Commitment shall be $75,000,000."

         2.06 NEW DEFINITIONS. Effective as of the date of execution of this Amendment, Section 10 of the Loan Agreement is amended by adding thereto the following new definitions, to be inserted in appropriate alphabetical order:

         "`Excluded Payments' means the Permitted Prepayments, and the Permitted Parent Common Stock Acquisitions made by Parent.

         `Permitted Account Sales' means the sales by the Borrower to Holdings of all of Borrower's accounts which exist as of December 31, 2001 and at the end of each fiscal quarter thereafter as long as (a) such sales are made no more often than once each fiscal quarter of Borrower and
         (b) no Default or Event of Default exists immediately before and after the completion of any such sale; provided, however, the Credit Parties understand and agree that the security interests granted by Borrower to the Agent for the benefit of the Lenders pursuant to the Security Documents in the accounts so transferred shall remain in full force and effect and perfected to at least the same extent as in effect immediately prior to such transfer; . `Permitted Parent Common Stock Acquisitions' means the purchase by Parent of up to $50,000,000 of Parent Common Stock during the period from October 11, 2001 through and including October 15, 2002; provided, however, the total amount of Permitted Parent Common Stock Acquisitions and the Permitted Prepayments allowable under clause (a) of the definition thereof may not in the aggregate exceed $50,000,000.

         `Permitted Prepayments' means (a) the prepayment in an amount not to exceed $50,000,000 of the Indebtedness evidenced by (i) the Parent's Senior Notes due 2007 issued in 1997, in the aggregate principal amount of $175,000,000, and (ii) the Parent's Senior Notes due 2007 issued in 1998 in the aggregate principal amount of $75,000,000; provided, however, the total amount of the Permitted Prepayments under this clause (a) and the Permitted Parent Common Stock Acquisitions may not in the aggregate exceed $50,000,000, (b) any Permitted Refinancing, and
         (c) the prepayment of all or any part of the Indebtedness evidenced by
         (i) the Parent's Senior Notes due 2007 issued in 1997, in the aggregate principal amount of $175,000,000, and (ii) the Parent's Senior Notes due 2007 issued in 1998 in the aggregate principal amount of $75,000,000 as long as the funds used to prepay such Indebtedness are from the proceeds of the sale of additional equity interests in the Parent.

         `Permitted Refinancing' means a refinancing of all of the Indebtedness evidenced by (i) the Parent's Senior Notes due 2007 issued in 1997, in the aggregate principal amount of $175,000,000, and (ii) the Parent's Senior Notes due 2007 issued in 1998 in the aggregate principal amount of $75,000,000 (either with the same payees or different financing sources), including a restructure or restatement of such existing Indebtedness or a new loan to repay such existing Indebtedness, so long as (a) the terms of the refinanced Indebtedness are not materially more favorable to the payee(s) and are not less favorable to the Lenders than the existing Indebtedness which was refinanced, (b) no Default or Event of Default will exist immediately after the completion of such refinancing, and (c) such refinancing Indebtedness is subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being refinanced."

         2.07 AMENDMENT AND RESTATEMENT OF CAUSES (4) AND (5) OF SECTION 7.15 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, clauses (4) and (5) in Section 7.15 of the Loan Agreement are amended and restated to read in its entirety as follows:

         "(4) immediately prior to such sale, exchange or relocation, and after giving effect thereto, the sum of the aggregate outstanding principal amount of Revolving Loans plus the Letter of Credit Outstandings on such date is less than the lesser of (i) $75,000,000 or (ii) 25% of the Orderly Liquidation Value of the Domestic Rigs as determined by the appraisal described in subclause (6) below or, at the Agent's option, by the then most recent Appraisal of Orderly Liquidation Value; (5) the Orderly Liquidation Value of the Domestic Rigs that will continue to constitute Collateral in which the Agent for the benefit of the Lenders has a first priority security interest and Lien, after giving effect to the proposed release, equals or exceeds $300,000,000 in the aggregate, as determined by the appraisal described in subclause (6) below or, at the Agent's option, by the then most recent Appraisal of Orderly Liquidation Value;"

         2.08 NEW SECTION 8.2(n) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, a new Section 8.2(n) is hereby added to the Loan Agreement to read in its entirety as follows:

         "(n) Permitted Account Sales."


         2.09 NEW SECTION 8.5(j) OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, a new Section 8.5(j) is hereby added to the Loan Agreement to read in its entirety as follows:

         "(j) The Permitted Parent Common Stock Acquisitions."

         2.10 AMENDMENT AND RESTATEMENT OF SECTION 8.6 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the parenthetical phrase "(other than a redemption of up to $306,000 of the Series A Stock)" set forth in Section 8.6 of the Loan Agreement is amended and restated to read in its entirety as follows:

         "(other than a redemption of up to $306,000 of the Series A Stock and the Permitted Parent Common Stock Acquisitions)"

         2.11 AMENDMENT AND RESTATEMENT OF SECTION 8.8 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 8.8 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "The Borrower will not permit the Orderly Liquidation Value of its Qualified Domestic Rigs (including Domestic Rigs stored in inventory) and Mobile Rigs in which the Agent for the benefit of the Lenders has a first priority perfected security interest and Lien under the Security Documents and which are subject to no other Lien to be less than $225,000,000 at any time (based upon the Orderly Liquidation Value thereof as set forth in the then most recent Appraisal of Orderly Liquidation Value provided to or obtained by the Agent)."

         2.12 AMENDMENT AND RESTATEMENT OF SECTION 8.10 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, clause (i) set forth in
Section 8.10 of Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "(i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Indebtedness (including any Existing Indebtedness) other than Permitted Prepayments;"

         2.13 AMENDMENT AND RESTATEMENT OF SECTION 12.10 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 12.10 of the Loan Agreement is amended and restated in its entirety as follows:

         "This Agreement shall become effective on January 14, 1999 (the "Effective Date")."

         2.14 REVOLVING LOAN COMMITMENT. Effective as of the date of execution of this Amendment, the Revolving Loan Commitment for each Lender will be the amount set forth under each Lender's name of the signature page hereof.

         2.15 AMENDMENT AND RESTATEMENT OF EXHIBIT A TO THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Exhibit B to the Loan Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

         3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

                  (a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than
         Agent:

                           (i) This Amendment, duly executed by the Borrower and
                  the Guarantors;

                           (ii) A Revolving Note in the stated principal amount
                  of $75,000,000 in amendment, substitution and replacement of the Existing Revolving Note duly signed by the Borrower (the "Revolving Note"); and

                           (iii) certified copies of the resolutions of the
                  Board of Directors of each of the Borrower and the Guarantors authorizing the execution, delivery and performance of the Revolving Note, this Amendment and any and all other Credit Documents executed by any of the Borrower or the Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Borrower and the Guarantors with specimen signatures of the officers of the Borrower and the Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent; and

                           (iv) All other documents Agent may request with
                  respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in the Loan Agreement and the other Credit Documents (as defined in the Loan Agreement), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

                  (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

                  (e) Agent's receipt of the fees described in the fee letter dated of even date herewith executed by Borrower and Agent.

                                   ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Credit Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, Agent and Lenders agree that the Loan Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         4.02 REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantor (the "Credit Parties") hereby represent and warrant to Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Credit Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Credit Parties and will not violate the organizational documents of the Credit Parties; (b) the Managers or Board of Directors of each of the Credit Parties (or the Board of Directors of the corporate general partners of any Credit Party that is a limited partnership) has authorized the execution, delivery and performance of this Amendment and any and all other Credit Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Credit Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Credit Parties are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Credit Documents, as amended hereby; and (f) the Credit Parties have not amended their
(i) Articles (or Certificates) of Incorporation or their Bylaws, if a corporation, (ii) limited partnership agreement or certificate of limited partnership, if a limited partnership, since the date of the Loan Agreement, or
(iii) Articles of Organization or operating agreement, if a limited liability company, except as otherwise disclosed to Agent.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Credit Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

         5.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Credit Documents, and any and all other Credit Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Credit Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         5.03 EXPENSES OF AGENT. As provided in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Credit Documents, including, without limitation, the reasonable costs and fees of Agent's legal counsel.

         5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, and the Credit Parties and their respective successors and assigns, except that the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

         5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by the Credit Parties shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER CREDIT DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         5.10 FINAL AGREEMENT. THE AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE CREDIT PARTIES AND THE AGENT.

         5.11 FINANCING STATEMENTS. Agent is hereby authorized by each Credit Parties to file (including pursuant to the applicable terms of the UCC) from time to time any financing statements, continuations or amendments covering the Collateral whether or not the signature of any such Credit Party appears thereon.

         5.12 RELEASE BY BORROWER. THE BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE LENDERS. THE BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND THE LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (THE "RELEASED PARTIES"), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         5.13 RELEASE BY GUARANTORS. Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the guarantee by such Guarantor for the benefit of Agent and the other Lenders set forth in Section 13 of the Loan Agreement (each a "Guarantee" and collectively the "Guarantees"), and acknowledges that such Guarantor's Guarantee is in full force and effect and ratifies the same and that such Guarantor each has no defense, counterclaim, set-off or any other claim to diminish such Guarantor's liability under its Guarantee. EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS",

INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                         BORROWER:

                                         GREY WOLF DRILLING COMPANY L.P.

                                         By:  Grey Wolf Holdings Company,
                                              its general partner


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         GUARANTORS:

                                         GREY WOLF, INC.


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         GREY WOLF HOLDINGS COMPANY

                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         GREY WOLF LLC,


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         DI ENERGY, INC.


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         GREY WOLF INTERNATIONAL, INC.


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         DI/PERFENSA, INC.


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         MURCO DRILLING CORP.


                                              By: ______________________________
                                                  David W. Wehlmann
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                         LENDERS:

                                         THE CIT GROUP/BUSINESS CREDIT, INC.
                                         as Agent and Lender

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         Revolving Loan Commitment:  $40,000,000


                                         FOOTHILL CAPITAL CORPORATION,
                                         as Lender

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                         Revolving Loan Commitment:  $35,000,000

                                    EXHIBIT A

                                 REVOLVING NOTE

$75,000,000                                                   New York, New York
                                                               December 20, 2001


         FOR VALUE RECEIVED, GREY WOLF DRILLING COMPANY L.P., a Texas limited partnership (the "Borrower"), hereby promises to pay to The CIT Group/Business Credit, Inc. or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The CIT Group/Business Credit, Inc., as agent (the "Agent"), located at 5420 LBJ Freeway, Suite 200, Dallas, Texas 75240 on the Final Maturity Date (as defined in the Agreement referred to below) the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.8 of the Agreement.

         This Note is one of the Revolving Notes referred to in the Loan Agreement, dated as of January 14, 1999, among the Borrower, each of the Guarantors party thereto, the lenders from time to time party thereto (including the Lender), and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and is issued pursuant to and entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This
Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guarantees (as defined in the Agreement). This
Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part, as provided in the Agreement, and Revolving Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Note is given in amendment, replacement and substitution, but not extinguishment, of all amounts unpaid under that certain Revolving Note dated January 14, 1999 payable by the Borrower to the order of The

CIT Group/Business Credit, Inc as Agent for the Lenders (as defined in the Agreement) in the stated principal amount of $50,000,000.00.

                                            GREY WOLF DRILLING COMPANY L.P.

                                            By:  GREY WOLF HOLDINGS COMPANY,
                                                 as General Partner

                                                 By: ___________________________
                                                     David W. Wehlmann
                                                     Senior Vice President and
                                                     Chief Financial Officer


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